Exhibit 10.21

FIRST AMENDMENT TO REGISTRATION RIGHTS AGREEMENT

THIS FIRST AMENDMENT TO REGISTRATION RIGHTS AGREEMENT (this “Amendment”) is made and entered into as of September 29, 2021, and shall be effective as of the Closing (defined below), by and among (i) Galileo Acquisition Corp., a Cayman Islands exempted company (together with its successors, including after the Domestication (as defined below), the “Company”), (ii) Galileo Founders Holdings, L.P, a Delaware limited partnership (the “Sponsor”) and (iii) each of the other undersigned individuals (together with the Sponsor and any person or entity who hereafter becomes a party to the Registration Rights Agreement (as defined below) pursuant to Section 6.2 of the Registration Rights Agreement, a “Holder” and collectively the “Holders”). Capitalized terms used but not otherwise defined herein shall have the respective meanings assigned to such terms in the Registration Rights Agreement.

RECITALS

WHEREAS, the Company, Sponsor and the other undersigned Holders are parties to that certain Registration Rights Agreement, dated as of October 17, 2019 (the “Original Agreement” and, as amended by this Amendment, the “Registration Rights Agreement”), pursuant to which the Company granted certain registration rights to the Holders with respect to the Company’s securities;

WHEREAS, on April 28, 2021, the Company, Shapeways, Inc., a Delaware corporation (the “Target”), Galileo Acquisition Holdings Inc., a Delaware corporation and a wholly-owned subsidiary of the Purchaser (“Merger Sub”), and the other parties named therein, entered into that certain Agreement and Plan of Merger and Reorganization (as amended from time to time in accordance with the terms thereof, the “Merger Agreement”), pursuant to which the Company shall continue out of the Cayman Islands and into the State of Delaware so as to re-domicile as and become a Delaware corporation pursuant to the Cayman Islands Companies Law and the applicable provisions of the DGCL (the “Domestication”) and Merger Sub will merge with and into the Target, with the Target continuing as the surviving entity (the “Merger”), and as a result of which, among other matters, all of the issued and outstanding capital stock of the Target immediately prior to the Effective Time shall no longer be outstanding and shall automatically be cancelled and shall cease to exist, in exchange for the right for each stockholder of Target to receive its Stockholder Pro Rata Share of the Stockholder Merger Consideration as set forth in the Merger Agreement, all upon the terms and subject to the conditions set forth in the Merger Agreement and in accordance with the applicable provisions of the DGCL;

WHEREAS, in connection with the execution of the Merger Agreement, the Company and certain equity holders of the Target named therein (together with their successors and permitted assigns, the “Sellers”) will enter into a Registration Rights Agreement, dated as of September 29, 2021 (as amended from time to time in accordance with the terms thereof, the “Seller Registration Rights Agreement”) for the Company to grant to the Sellers certain registration rights with respect to the securities of the Company received by the Sellers in the Merger and any other shares of securities of the Company held by the Sellers or other “Registrable Securities” of the Sellers as defined therein (collectively, the “Seller Securities”);

WHEREAS, the parties hereto desire to amend the Original Agreement to revise the terms thereof in order to reflect the transactions contemplated by the Merger Agreement, including the Company’s entrance into the Seller Registration Rights Agreement; and

WHEREAS, pursuant to Section 6.7 of the Original Agreement, the Original Agreement can be amended with the written consent of the Company and the holders of a majority of the Registrable Securities at the time in question, which must include EarlyBirdCapital, Inc.

NOW, THEREFORE, in consideration of the premises and the mutual promises herein made, and in consideration of the representations, warranties and covenants herein contained, and intending to be legally bound hereby, the parties hereto agree as follows:

1.           Amendments to Registration Rights Agreement. The Parties hereby agree to the following amendments to the Registration Rights Agreement:

a.         The defined terms in this Amendment, including in the preamble and recitals hereto, and the definitions incorporated by reference from the Merger Agreement, are hereby added to the Registration Rights Agreement, to the extent that they are not already included therein, as if they were set forth therein.

b.           The following defined term is hereby added to Section 1 of the Registration Rights Agreement:

““Person” means any individual, firm, corporation, partnership, limited liability company, incorporated or unincorporated association, trust, estate, joint venture, joint stock company, governmental authority or instrumentality or other entity of any kind.”

c.            Section 2.1.4 of the Original Agreement is hereby deleted in its entirety and replaced with the following:

“2.1.4 Reduction of Offering. If the managing Underwriter or Underwriters for a Demand Registration that is to be an underwritten offering, in good faith, advises the Company and the Demanding Holders in writing that the dollar amount or number of Registrable Securities which the Demanding Holders desire to sell, taken together with all other shares of Common Stock or other securities which the Company desires to sell and the shares of Common Stock or other securities, if any, as to which Registration by the Company has been requested pursuant to written contractual piggy-back registration rights held by other security holders of the Company who desire to sell, exceeds the maximum dollar amount or maximum number of shares that can be sold in such offering without adversely affecting the proposed offering price, the timing, the distribution method, or the probability of success of such offering (such maximum dollar amount or maximum number of securities, as applicable, the “Maximum Number of Securities”), then the Company shall include in such Registration: (i) first, (A) the Registrable Securities as to which Demand Registration has been requested by the Demanding Holders and (B) the Seller Securities for the account of any Persons who have exercised written contractual demand registration rights pursuant to the Seller Registration Rights Agreement during the period under which the Demand Registration hereunder is ongoing (all pro rata in accordance with the number of securities that each applicable Person has requested be included in such registration, regardless of the number of securities held by each such Person, as long as they do not request to include more securities than they own (such proportion is referred to herein as “Pro Rata”)), that can be sold without exceeding the Maximum Number of Securities; (ii) second, to the extent that the Maximum Number of Securities has not been reached under the foregoing clause (i), Registrable Securities of Investors as to which registration has been requested pursuant to Section 2.2 and Seller Securities as to which registration has been requested pursuant to the written contractual piggy-back registration rights under the Seller Registration Rights Agreement, Pro Rata among the holders thereof based on the number of securities requested by such holders to be included in such registration, that can be sold without exceeding the Maximum Number of Securities; (iii) third, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (i) and (ii), the shares of Common Stock or other securities that the Company desires to sell that can be sold without exceeding the Maximum Number of Securities; (iv) fourth, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (i) and (ii), the shares of Common Stock issued to EarlyBirdCapital, Inc. or its designees in connection with the Company's initial public offering (the "Representative Securities") as to which "piggy-back" registration has been requested by the holders thereof, Pro Rata, that can be sold without exceeding the Maximum Number of Securities; and (v) fifth, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (i), (ii), (iii) and (iv), the shares of Common Stock or other Company securities for the account of other Persons that the Company is obligated to register pursuant to written contractual arrangements with such Persons (other than this Agreement or the Seller Registration Rights Agreement) that can be sold without exceeding the Maximum Number of Securities. In the event that Company securities that are convertible into shares of Common Stock are included in the offering, the calculations under this Section 2.1.4 shall include such Company securities on an as-converted to Common Stock basis.”

d.            Section 2.2.2 of the Original Agreement is hereby deleted in its entirety and replaced with the following:

“2.2.2 Reduction of Offering. If the managing Underwriter or Underwriters for a Piggy-Back Registration that is to be an underwritten offering, in good faith, advises the Company and Holders holding Registrable Securities proposing to distribute their Registrable Securities through such Piggy-Back Registration in writing that the dollar amount or number of shares of Common Stock or other Company securities which the Company desires to sell, taken together with the shares of Common Stock or other Company securities, if any, as to which registration has been demanded pursuant to written contractual arrangements with Persons other than the Investors holding Registrable Securities hereunder, the Registrable Securities as to which registration has been requested under this Section 2.2, and the shares of Common Stock or other Company securities, if any, as to which registration has been requested pursuant to the written contractual piggy-back registration rights of other security holders of the Company, exceeds the Maximum Number of Securities, then the Company shall include in any such registration:

(a)            If the registration is undertaken for the Company’s account: (i) first, the shares of Common Stock or other securities that the Company desires to sell that can be sold without exceeding the Maximum Number of Securities; (ii) second, to the extent that the Maximum Number of Securities has not been reached under the foregoing clause (i), Registrable Securities of Investors as to which registration has been requested pursuant to this Section 2.2 and Seller Securities as to which registration has been requested pursuant to the written contractual piggy-back registration rights under the Seller Registration Rights Agreement, Pro Rata among the holders thereof based on the number of securities requested by such holders to be included in such registration, that can be sold without exceeding the Maximum Number of Securities; (iii) third, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (i) and (ii), the Common Stock or other securities, if any, comprised of Registrable Securities and Representative Securities, as to which registration has been requested pursuant to the applicable written contractual piggy-back registration rights of such security holders, Pro Rata, that can be sold without exceeding the Maximum Number of Securities; and (iv) fourth, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (i), (ii) and (iii), the shares of Common Stock or other equity securities for the account of other Persons that the Company is obligated to register pursuant to separate written contractual arrangements with such Persons (other than this Agreement or the Seller Registration Rights Agreement) that can be sold without exceeding the Maximum Number of Securities;

(b)           If the registration is a “demand” registration undertaken at the demand of Demanding Holders pursuant to Section 2.1: (i) first, the shares of Common Stock or other securities for the account of the Demanding Holders and the Seller Securities for the account of any Persons who have exercised demand registration rights pursuant to the Seller Registration Rights Agreement during the period under which the Demand Registration hereunder is ongoing, Pro Rata among the holders thereof based on the number of securities requested by such holders to be included in such registration, that can be sold without exceeding the Maximum Number of Securities; (ii) second, to the extent that the Maximum Number of Securities has not been reached under the foregoing clause (i), Registrable Securities of Investors as to which registration has been requested pursuant to Section 2.2 and the Seller Securities as to which registration has been requested pursuant to the written contractual piggy-back registration rights under the Seller Registration Rights Agreement, Pro Rata among the holders thereof based on the number of securities requested by such holders to be included in such registration, that can be sold without exceeding the Maximum Number of Securities; (iii) third, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (i) and (ii), the shares of Common Stock or other securities that the Company desires to sell that can be sold without exceeding the Maximum Number of Securities; and (iv) fourth, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (i), (ii), and (iii), the shares of Common Stock or other equity securities for the account of other Persons that the Company is obligated to register pursuant to separate written contractual arrangements with such Persons (other than this Agreement or the Seller Registration Rights Agreement) that can be sold without exceeding the Maximum Number of Securities;

(c)            If the registration is a “demand” registration undertaken at the demand of holders of Seller Securities under the Seller Registration Rights Agreement: (i) first, the Seller Securities for the account of the demanding holders under the Seller Registration Rights Agreement and the Registrable Securities for the account of Demanding Holders who have exercised demand registration rights pursuant to Section 2.1 during the period under which the demand registration under the Sellers Registration Rights Agreement is ongoing, Pro Rata among the holders thereof based on the number of securities requested by such holders to be included in such registration, that can be sold without exceeding the Maximum Number of Securities; (ii) second, to the extent that the Maximum Number of Securities has not been reached under the foregoing clause (i), Registrable Securities of Investors as to which registration has been requested pursuant to this Section 2.2 and the Seller Securities as to which registration has been requested pursuant to the written contractual piggy-back registration rights under the Seller Registration Rights Agreement, Pro Rata among the holders thereof based on the number of securities requested by such holders to be included in such registration, that can be sold without exceeding the Maximum Number of Securities; (iii) third, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (i) and (ii), the shares of Common Stock or other securities that the Company desires to sell that can be sold without exceeding the Maximum Number of Securities; (iv) fourth, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (i), (ii) and (iii), the Shares of Common Stock or other securities comprised of Registrable Securities and Representative Securities, Pro Rata, as to which registration has been requested pursuant to the terms hereof that can be sold without exceeding the Maximum Number of Securities; and (iv) fifth, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (i), (ii), (iii) and (iv) the shares of Common Stock or other equity securities for the account of other Persons that the Company is obligated to register pursuant to separate written contractual arrangements with such Persons (other than this Agreement or the Seller Registration Rights Agreement) that can be sold without exceeding the Maximum Number of Securities; and

(d)            If the registration is a “demand” registration undertaken at the demand of Persons other than either Demanding Holders under Section 2.1 or the holders of Seller Securities exercising demand registration rights under the Seller Registration Rights Agreement: (i) first, the shares of Common Stock or other securities for the account of the demanding Persons that can be sold without exceeding the Maximum Number of Securities; (ii) second, to the extent that the Maximum Number of Securities has not been reached under the foregoing clause (i), Registrable Securities of Investors as to which registration has been requested pursuant to this Section 2.2 and Seller Securities as to which registration has been requested pursuant to the written contractual piggy-back registration rights under the Seller Registration Rights Agreement, Pro Rata among the holders thereof based on the number of securities requested by such holders to be included in such registration, that can be sold without exceeding the Maximum Number of Securities; (iii) third, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (i) and (ii), the shares of Common Stock or other securities that the Company desires to sell that can be sold without exceeding the Maximum Number of Securities; (iv) fourth, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (i), (ii) and (iii), the Shares of Common Stock or other securities comprised of Registrable Securities and Representative Securities, Pro Rata, as to which registration has been requested pursuant to the terms hereof that can be sold without exceeding the Maximum Number of Securities; and (iv) fifth, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (i), (ii), (iii) and (iv), the shares of Common Stock or other equity securities for the account of other Persons that the Company is obligated to register pursuant to separate written contractual arrangements with such Persons (other than this Agreement or the Seller Registration Rights Agreement) that can be sold without exceeding the Maximum Number of Securities.

In the event that Company securities that are convertible into shares of Common Stock are included in the offering, the calculations under this Section 2.2.2 shall include such Company securities on an as-converted to Common Stock basis.”

e.           Section 6.3 of the Registration Rights Agreement is hereby amended to delete the address of the Company for notices thereunder and provide that the following address shall be used for notices to the Company under the Registration Rights Agreement after the Closing:

If to the Company, to: Shapeways Inc. Attn: Greg Kress, Chief Executive Officer Email: notices@shapeways.com

With copies to (which shall not constitute notice):

and

Gunderson Dettmer Stough Villeneuve Franklin & Hachigian, LLP
1250 Broadway, 23rd Floor
New York, NY 10001
Attn: Hozefa M. Botee
Attn: John H. Olson
Attn: Jeffrey R. Vetter
Attn: Jerry Ku
Facsimile No.: (877) 881-3007
Phone: (212) 730-8133
Email: hbotee@gunder.com
Email: jolson@gunder.com
Email: jvetter@gunder.com
Email: jku@gunder.com

f.            A Section 6.13 of the Registration Rights Agreement is hereby added as the following: “Section 6.13 Interpretation. The use of the word “including”, “include” or “includes” in this Agreement shall be by way of example rather than by limitation, and shall be deemed in each case to be followed by the words “without limitation”.”

2.         Acknowledgement of Other Registration Rights. The Holders hereby acknowledge and agree that, notwithstanding Section 6.1 of the Registration Rights Agreement, in connection with the Merger Agreement, the Company is entering into the Seller Registration Rights Agreement with respect to the Seller Securities, and consent to the foregoing. The Holders hereby further acknowledge that, notwithstanding Section 6.1 of the Registration Rights Agreement, the Company has granted resale registration rights to PIPE Investors (as defined in the Merger Agreement) in the Subscription Agreements (as defined in the Merger Agreement) with respect to the shares of Common Stock of the Company to be purchased thereunder, and that nothing in the Registration Rights Agreement shall restrict the ability of the Company to fulfill its resale registration obligations under the Subscription Agreements.

3.           Effectiveness. This Amendment shall only become effective upon the Closing. In the event that the Merger Agreement is terminated in accordance with its terms prior to the Closing, this Amendment and all rights and obligations of the parties hereunder shall automatically terminate and be of no further force or effect.

4.            Miscellaneous. Except as expressly provided in this Amendment, all of the terms and provisions in the Original Agreement are and shall remain in full force and effect, on the terms and subject to the conditions set forth therein. This Amendment does not constitute, directly or by implication, an amendment or waiver of any provision of the Original Agreement, or any other right, remedy, power or privilege of any party thereto, except as expressly set forth herein. Any reference to the Registration Rights Agreement in the Original Agreement or any other agreement, document, instrument or certificate entered into or issued in connection therewith shall hereinafter mean the Registration Rights Agreement, as amended by this Amendment (or as the Registration Rights Agreement may be further amended or modified in accordance with the terms thereof). The terms of this Amendment shall be governed by, enforced and construed and interpreted in a manner consistent with the provisions of the Original Agreement, including Section 6.11 thereof.

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IN WITNESS WHEREOF, each party hereto has signed or has caused to be signed by its officer thereunto duly authorized this First Amendment to Registration Rights Agreement as of the date first above written.

The Company:

GALILEO ACQUISITION CORP.

By:	/s/ Luca Giacometti
Name: Luca Giacometti
Title: Chairman & Chief Executive Officer

Holders:

Galileo FOUNDERS HOLDINGS, L.P.

By: GALILEO FOUNDERS GP CORP.,
its General Partner

By:	/s/ Alberto Recchi
Name: Alberto Recchi
Title: President

EARLYBIRDCAPITAL, INC.

By:	/s/ Mike Powell
Name: Mike Powell
Title: Senior Managing Director

[Signature Page to Amendment to Registration Rights Agreement]